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                                                             EXHIBIT 23.11


                                  [LETTERHEAD]

                     CONSENT OF SIDLEY AUSTIN BROWN & WOOD



                  Sidley Austin Brown & Wood hereby consents to all references made to it in the Pre-Effective Amendment Number 1 to the Registration Statement on Form S-1 of ML JWH Strategic Allocation Fund L.P., as filed with the Securities and Exchange Commission on June 18, 2001.


Date:    June 18, 2001

                                                Very truly yours,



                                                Sidley Austin Brown & Wood